UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):        April 17, 2003

IOMEGA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12333	86-0385884
(Commission File Number)	(IRS Employer Identification No.)

                                                      4435 Eastgate Mall, 3rd Floor, San Diego, CA                                                      92121
                                                                         (Address of Principal Executive Offices)                                                                 (Zip Code)

(858) 795-7000
Registrant's Telephone Number, Including Area Code

ITEM 9.    REGULATION FD DISCLOSURE (Information furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition").

On April 17, 2003, Iomega Corporation announced its financial results for the quarter ended March 30, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 17, 2003

IOMEGA CORPORATION
             (Registrant)

By:  /s/ Barry Zwarenstein
      Barry Zwarenstein
      Vice President, Finance and Chief
      Financial Officer

EXHIBIT INDEX

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Index	Description

99.1	Press Release of Iomega Corporation's first quarter 2003 earnings issued on April 17, 2003.